4 IN RE:                                                                                                                                                                     Exhibit 99.1
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
	Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
MAY 1, 2003 THROUGH MAY 31, 2003 [1]

1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.
IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
	Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
MAY 1, 2003 THROUGH MAY 31, 2003

DEBTOR'S ADDRESS:	UAL Corporation
	1200 East Algonquin Road
	Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
	Marc Kieselstein (ARDC No. 6199255)
	David R. Seligman (ARDC No. 0238064)
	KIRKLAND & ELLIS
	200 East Randolph Street
	Chicago, IL 60601
	(312) 861-2000 (telephone)
	(312) 861-2200 (facsimile)
	Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 6/27/03	DEBTOR-IN-POSSESSION

Print Name/Title:

Signature:

Address:	1200 East Algonquin Road
	Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
B.	Statements of Consolidated Financial Position (Form 10Q to be filed by August 15, 2003)
C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by August 15, 2003)

III.	Summary of Cash Receipts and Cash Disbursements

A.	Unaudited Consolidated Receipt Summary
B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

A.	Insurance - Certifications
B.	Payments to Insiders - Certification
C.	Description of Tax Trusts / Escrows
D.	Payments to Secured Creditors and Lessors
E.	Professional Fee Payments
F.	Accounts Receivable Schedule and Accounts Payable Schedule
G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-1
5	Confetti Inc.	X-4
6	Mileage Plus Holdings, Inc.	X-4
7	Mileage Plus Marketing, Inc.	X-6
8	MyPoints.com, Inc.	X-4
9	Cybergold, Inc.	X-8
10	iTarget.com, Inc.	X-8
11	MyPoints Offline Services, Inc.	X-8
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE MONTH ENDED MAY 31, 2003
($ amounts in 000's)

		UAL
		CONSOLIDATING

Total operating revenues		1,128,589

Total operating expenses		1,283,564

Earnings (loss) from operations		(154,975)

Non-operating income (expenses):
Net interest expense		(44,090)
Reorganization items		(36,480)
Emergency Wartime Supplemental Appropriations Act Assistance		300,232
Other income (expenses), net:		(412)
Total non-operating income (expenses):		219,250

Earnings (loss) before income taxes		64,275

Total tax provision (credit)		-

Net earnings (loss)		64,275

CASE NAME: UAL Corporation et al.		CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

For The Period Ending MAY 31, 2003		(Amounts in US dollar $)

BEGINNING BALANCE (ending balance April 30th 2003)
Operating Accounts - DOM		$20,223,061
Operating Accounts - INT		$15,903,768
London Overnight Investment Balance		$2,794,225
Liquidity Pool		$988,372,161
Restricted Cash [2]		$650,957,662
Subsidiaries:
a. Mileage Plus, Inc.		$238,807
b. Premier Meeting and Travel Services, Inc.		$505,209
c. MyPoints.com, Inc.		$22,374,519
d. Domicile Management Services, Inc.		$199,477
e. UAL Loyalty Services, Inc.		$909,779
f. United Aviation Fuel Corporation		$1,584,048
TOTAL BEGINNING BALANCE		$1,704,062,717

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)	$1,303,071,725
2. Other receipts [3]	$357,106,900

TOTAL RECEIPTS	(A)	$1,660,178,625

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [4]
a. Officers	$809,050
b. Non-Officer	$195,429,544

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings	$95,671,706
b. State income tax w/held	$11,055,996
c. State sales or use tax	$142,211
d. Other [5]	$108,522,933

3. Necessary Operational Disbursements [6]
a. Operating Disbursements (net of Intercompany disbursements)	$785,286,543
b. Transferred to escrows / restricted cash	1,680,623
c. Other necessary expenses	$0

TOTAL DISBURSEMENTS	(B)	$1,198,598,606

NET RECEIPTS (Line (A) less Line (B))		$461,580,019

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)		$2,165,642,736

Bank One Overnight Investment Account (month over month change) [7]		($5,772,379)

TOTAL ENDING BALANCE [8]		$2,159,870,357

Check

ENDING BALANCE (as of May 31st)
Operating Accounts - DOM	$15,688,694
Operating Accounts - INT	$25,206,124
London Overnight Investment	$1,885,195
Liquidity Pool	$1,427,685,602
Restricted Cash [2]	$659,395,307
Subsidiaries:
Mileage Plus, Inc.	$546,694
Premier Meeting and Travel Services, Inc.	$644,149
MyPoints.com, Inc.	$21,795,902
Domicile Management Services, Inc.	$264,621
UAL Loyalty Services, Inc.	$823,772
United Aviation Fuel Corporation	$5,934,296

TOTAL ENDING BALANCE	$2,159,870,357

1 See Page 4 for a list of the 28 filing entities.
2 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
3 Includes Emergency Wartime Supplemental Appropriations Act funding of approximately $300 million, aircraft sales and other asset sales.
4 Includes information for domestic entities only.
5 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
6 Includes certain aircraft financing payments for the month of May (2003). These payments are highlighted in Schedule D of this report.
7 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
8 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

		BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,338,669,208

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	3,374,347

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE		67,566,570
		PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,409,610,125	( A )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW		357,106,900	( B )

Less, Non-filing entities	NONE FOR THIS PERIOD		0

	GROSS RECEIPTS (tie to bank statements)		1,766,717,025

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		106,538,400	( D )

	NET RECEIPTS		$1,660,178,625

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)			1,303,071,725	(A-D )
Other receipts			357,106,900	( B )
			$1,660,178,625

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel
Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $57,982,727.
2 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, transfers to restricted cash and Emergency Wartime Supplemental Appropriations Act funding of approximately $300 million.

ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,194,226,319

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		$67,285,082
	PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,261,511,402

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW		$357,078,860

Less, Non-filing entities	NONE FOR THIS PERIOD		-

	GROSS RECEIPTS		1,618,590,262

	UAL		-
	UAL Loyalty Services, Inc.		100,000
	UAL Company Services, Inc.		-
	Confetti Inc.		-
	MyPoints.com, Inc.		-
	Cybergold, Inc.		-
	iTarget.com, Inc.		-
	MyPoints Offline Services, Inc.		-
	UAL Benefits Management, Inc.		-
	United BizJet Holdings, Inc.		-
	United BizJet Charter, Inc.		-
	United BizJet Fractional, Inc.		-
	United BizJet Services, Inc.		-
	Kion Leasing, Inc.		-
	Premier Meeting and Travel Services, Inc.		106,850
	United Aviation Fuels Corporation		74,305,000
	United Cogen, Inc.		-
	Mileage Plus, Inc.		85,084
	United GHS, Inc.		-
	United Worldwide Corporation		-
	United Vacations, Inc.		-
	Four Star Leasing, Inc.		-
	Air Wisconsin Services, Inc.		-
	Air Wisconsin , Inc.		-
	Domicile Management Services, Inc.		-

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		74,596,934

	NET RECEIPTS		$1,543,993,328

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting
& Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in
operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, transfers to restricted cash and Emergency Wartime Supplemental Appropriations Act funding of approximately $300 million.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)	1,774,347
-
-
-
Total Non-Bank One Receipts	1,774,347

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,774,347

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	19,078

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,793,425

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

NET RECEIPTS	1,793,425

BANK STATEMENT RECONCILIATION:
Beginning Balance	$22,374,519
Receipts	1,793,425
Disbursments	(2,372,042)
Reconciled Ending Balance	$21,795,902

Reported Ending Balance	$21,795,902

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.

PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	452,982

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	452,982

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	214

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	453,196

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	-

NET RECEIPTS	453,196

BANK STATEMENT RECONCILIATION:
Beginning Balance	$505,209
Receipts	453,196
Disbursments	(314,256)
Reconciled Ending Balance	$644,149

Reported Ending Balance	$644,149

Difference	$0

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	SHORE BANK	1,600,000
-
-
-
Total Non-Bank One Receipts	1,600,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,600,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	6,247

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,606,247

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES	1,600,000

NET RECEIPTS	6,247

BANK STATEMENT RECONCILIATION:
Beginning Balance	$238,807
Receipts	1,606,247
Disbursments	(1,298,360)
Reconciled Ending Balance	$546,694

Reported Ending Balance	$546,694

Difference	$0

UNITED AVIATION FUELS		BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			136,356,982

Domestic Operational Receipts	NORTHERN TRUST COMPANY			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			136,356,982

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			-

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		136,356,982

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		22,470,000
		(Provide detail above)

		NET RECEIPTS		113,886,982

BANK STATEMENT RECONCILIATION:
Beginning Balance	1,584,048
Receipts	136,356,982
Disbursments	(132,006,734)
Reconciled Ending Balance	$5,934,296

Reported Ending Balance	$5,934,296

Difference	$0

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY			7,632,924

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY			-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE			-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			7,632,924

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			-

Less, Non-filing entities	NONE FOR THIS PERIOD			-

		GROSS RECEIPTS (tie to bank statement)		7,632,924

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES		7,589,978

		NET RECEIPTS		42,946

BANK STATEMENT RECONCILIATION:
Beginning Balance	$909,779
Receipts	7,632,924
Disbursments	(7,718,931)
Reconciled Ending Balance	$823,772

Reported Ending Balance	$823,772

Difference	$0

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION			AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY				-

Domestic Operational Receipts		CITIBANK				-
						-
						-
						-
Total Non-Bank One Receipts						-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE				281,488

Total Operational Receipts		TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY				281,488

Other Non-Operational Receipts		INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.				2,501

Less, Non-filing entities		NONE FOR THIS PERIOD				-

			GROSS RECEIPTS (tie to bank statement)			283,989

			(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES			281,488

		NET RECEIPTS				2,501

BANK STATEMENT RECONCILIATION:
Beginning Balance		199,477
Receipts		283,989
Disbursments		(218,845)
Reconciled Ending Balance		$264,621

Reported Ending Balance		$264,621

Difference		$0

			BANK
ENTITY:		DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				809,050	( A )
xxx	PAYROLL NON-OFFICER				195,429,544	( B )

04	AVIATION FUEL [2]		(SEE FUEL SUMMARY BELOW)		257,954,021
06	CATERING				24,849,606
03	RECURRING RENT				21,193,844
01	GENERAL PAYABLES				461,809,554
17	INSURANCE				51,770,118
18	LANDING FEES				20,150,381
xxx	OTHER				54,097,420

SUBTOTAL EXCLUDING PAYROLL					891,824,943	( C )

		GROSS DISBURSEMENTS (tie to bank statement)			1,088,063,538

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			106,538,400	( D )

		TAXES:
		a. Federal Income Tax and FICA withholdings			95,671,706
		b. State income tax w/held			11,055,996
		c. State sales or use tax			142,211
		d. Other [3]			108,522,933
		TOTAL TAXES			215,392,846	( E )

		NET MONTHLY DISBURSEMENTS			$ 1,196,917,983

Forward to MOR Summary:
Officers Payroll					809,050	( A )
Non-Officer Payroll					195,429,544	( B )
Taxes					215,392,846	( E )
Necessary Operational Disbursements (less intercompany transfers)					785,286,543	(C-D)
					$ 1,196,917,983

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements		132,006,734
United Fuel Disbursements		125,947,287
Total Fuel Disbursements		257,954,021
Less: Intercompany Transfers		(96,775,000)
Fuel Disbursements		$ 161,179,021
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[1]				103,548
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL					103,548

		GROSS DISBURSEMENTS (tie to bank statement)			103,548

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

		TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			103,548

1 Includes expenses incurred by members of the Board of Directors.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment , tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:			AMOUNT:

xxx	PAYROLL OFFICER				809,050
xxx	PAYROLL NON-OFFICER				194,501,380

04	AVIATION FUEL		(Includes intercompany transfer to UAFC, see below)		125,947,287
06	CATERING				24,849,606
03	RECURRING RENT				21,193,844
01	GENERAL PAYABLES				454,039,954
17	INSURANCE				51,770,118
18	LANDING FEES				20,150,381
xxx	OTHER [2]				54,097,420

SUBTOTAL EXCLUDING PAYROLL					752,048,609

		GROSS DISBURSEMENTS (tie to bank statement)			947,359,039

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
		MyPoints.com, Inc.			-
		Premier Meeting and Travel Services, Inc.			-
		Mileage Plus, Inc.			1,600,000
		United Aviation Fuels Corporation			22,470,000
		UAL Loyalty Services, Inc.			7,589,978
		Domicile Management Services, Inc.			281,488
		TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES			31,941,466

		TAXES:
		a. Federal Income Tax and FICA withholdings			95,097,190
		b. State income tax w/held			11,031,723
		c. State sales or use tax			141,950
		d. Other (specify) [3]			105,518,552
		TOTAL TAXES			211,789,415

		NET MONTHLY DISBURSEMENTS			$ 1,127,206,988

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims
(APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

			BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:		UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
				(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[3]				4,718,931
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				4,718,931

		GROSS DISBURSEMENTS (tie to bank statement)			4,718,931

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			100,000

		TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			3,000,000
		TOTAL TAXES			3,000,000

		NET MONTHLY DISBURSEMENTS			$ 7,618,931

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
3 General Payables include the following:

	Bank One	966,540
	Get There (united.com Booking)	583,270

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fess, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]		ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:	AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			300,252

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			1,725,790
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			1,725,790

		GROSS DISBURSEMENTS (tie to bank statement)		2,026,042

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		346,000
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		346,000

		NET MONTHLY DISBURSEMENTS		$ 2,372,042

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
			BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]		ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

		GROSS DISBURSEMENTS (tie to bank statement)	-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [2]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended May 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

	PREMIER MEETING AND TRAVEL		BANK
ENTITY:	SERVICES, INC.		ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER		Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES[2]				314,256
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				314,256

			GROSS DISBURSEMENTS (tie to bank statement)		314,256

			(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		106,850

TAXES:
			a. Federal Income Tax and FICA withholdings		-
			b. State income tax w/held		-
			c. State sales or use tax		-
			d. Other [1]		-
			TOTAL TAXES		-

			NET MONTHLY DISBURSEMENTS		$ 207,406

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
2 General Payables include the following:

	United Salaries	$81,531
	Washington Speakers Bureau	$48,060

	UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			132,006,734
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			132,006,734

		GROSS DISBURSEMENTS (tie to bank statement)		132,006,734

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		74,305,000

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [1]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		$ 57,701,734

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines		-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			274,911
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			274,911

		GROSS DISBURSEMENTS (tie to bank statement)		274,911

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [1]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		274,911

1 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended May 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		302
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		302

		GROSS DISBURSEMENTS (tie to bank statement)	302

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [2]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	302

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			-

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES			-
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			-

		GROSS DISBURSEMENTS (tie to bank statement)		-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		-
		d. Other [2]		-
		TOTAL TAXES		-

		NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended May 31, 2003.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		302
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		302

		GROSS DISBURSEMENTS (tie to bank statement)	302

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES	-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [2]	-
		TOTAL TAXES	-

		NET MONTHLY DISBURSEMENTS	302

1 Disbursement activity conducted through United Airlines, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]		ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER				-
xxx	PAYROLL NON-OFFICER				-

04	AVIATION FUEL				-
06	CATERING				-
03	RECURRING RENT				-
01	GENERAL PAYABLES				-
17	INSURANCE				-
18	LANDING FEES				-
xxx	OTHER				-

	SUBTOTAL EXCLUDING PAYROLL				-

		GROSS DISBURSEMENTS (tie to bank statement)			-

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES			-

TAXES:
		a. Federal Income Tax and FICA withholdings			-
		b. State income tax w/held			-
		c. State sales or use tax			-
		d. Other [2]			-
		TOTAL TAXES			-

		NET MONTHLY DISBURSEMENTS			-

1 Disbursement activity conducted through Air Wisconsin, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:
		DOMICILE MGMT SERVICES, INC.	BANK ACCTS: Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):			NOTES:		AMOUNT:

xxx	PAYROLL OFFICER			-
xxx	PAYROLL NON-OFFICER			9,310

04	AVIATION FUEL			-
06	CATERING			-
03	RECURRING RENT			-
01	GENERAL PAYABLES[1]			209,295
17	INSURANCE			-
18	LANDING FEES			-
xxx	OTHER			-

	SUBTOTAL EXCLUDING PAYROLL			209,295

		GROSS DISBURSEMENTS (tie to bank statement)		218,605

		(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES		-

		TAXES:
		a. Federal Income Tax and FICA withholdings		-
		b. State income tax w/held		-
		c. State sales or use tax		240
		d. Other [2]		-
		TOTAL TAXES		240

		NET MONTHLY DISBURSEMENTS			$ 218,845

1 Primary drivers of the general payables are the following:
	Narita Excel Hotel Tokyo	$104,935
	Ryoso Grand Transportation	$30,414

2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of April 30, 2003

Signature

Print Name and Title

Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

Signature

Print Name and Title

Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc.,
Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc.,
Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc.,
United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier
Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United
Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor			Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent
CREDIT LYONNAIS TOKYO			AIRCRAFT	5/1/03	543,714.94
Wachovia Trust Company, NA			AIRCRAFT	5/2/03	65,000.00
US BANK			AIRCRAFT	5/5/03	150,000.00
CORPORATE TRUST SERVICES			AIRCRAFT	5/8/03	80,000.00
IAE			AIRCRAFT	5/8/03	1,620,000.00
JP MORGAN CHASE BANK			AIRCRAFT	5/8/03	340,000.00
US BANK			AIRCRAFT	5/8/03	1,200,000.00
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/8/03	80,000.00
WILMINGTON TRUST COMPANY			AIRCRAFT	5/8/03	130,000.00
WILMINGTON TRUST COMPANY			AIRCRAFT	5/9/03	500,000.00
WESTDEUTSCHE LANDESBANK GIROZCENTRALE			AIRCRAFT	5/9/03	879,127.34
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/15/03	5,000,000.00
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/19/03	7,008,111.59
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/20/03	229,583.89
HELIOS LEASE			AIRCRAFT	5/22/03	1,596,876.63
JP MORGAN CHASE BANK			AIRCRAFT	5/22/03	100,000.00
US BANK			AIRCRAFT	5/27/03	33,518,499.67
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/27/03	2,978,999.46
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/28/03	600,000.00
HELADEFF			AIRCRAFT	5/28/03	334,594.00
US BANK			AIRCRAFT	5/29/03	840,000.00
WELLS FARGO BANK NORTHWEST, N.A.			AIRCRAFT	5/29/03	6,460,763.36
PK AIR FINANCE			ADMIN FEES	5/29/03	281,115.97
EXPORT DEVELOPMENT CANADA			AIRCRAFT	5/30/03	1,497,289.31
PHILIP MORRIS CAPITAL CORPORATION			AIRCRAFT	5/30/03	2,340,000.00
BANK ONE			AIRCRAFT	5/30/03	325,000.00
MITSUBISHI TRUST & BANKING CORP.			AIRCRAFT	5/30/03	410,708.38
TOTAL					69,109,384.54

SCHEDULE E - Professional Payments [1]

	PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
	Babcock & Brown	250,000.00	250,000.00
	Bain & Company	500,000.00	500,000.00
	Huron Consulting Group LLC	379,229.01	379,229.01
	Kirkland & Ellis	3,183,660.03	3,183,660.03
	KPMG LLP	1,108,313.40	1,108,313.40
	McKinsey & Co	1,468,775.19	1,468,775.19
	Paul Hastings	188,115.16	188,115.16
	Piper Rudnick LLP	303,340.14	303,340.14
	Poorman-Douglas Corporation	591,277.31	591,277.31
	Rothschild, Inc.	402,430.09	402,430.09
	Saybrook Capital	1,237,500.94	1,237,500.94
	Sonnenschein Nath & Rosenthal	1,166,885.74	1,166,885.74
	Vedder Price	1,019,712.52	1,019,712.52
	Wilmer, Cutler and Pickering	98,961.36	98,961.36
	Uniform Creditors Committee	15,388.57	15,388.57

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy
	Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in May have been
	accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated
	payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
		Tie -out	Consol.	Filed	Non-Filed
			A/R	Entities	Entities
Beginning of month balance[1]	$937,409,257		$966,328,453	$963,904,578	$2,423,875

Add: sales on account	$1,399,698,864

Less: collections	($1,365,384,484)

Less: Write-offs and Clearing	($7,819,059)

End of month balance	$963,904,578

		0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

		$842,452,601	$52,050,847	$32,772,756	$36,628,374	$963,904,578

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based on a 1 month historical percentage.

STATEMENT OF ACCOUNTS PAYABLE (POST PETITION)

Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
			A/P	Entities	Entities
Beginning of month balance [1]	$205,635,269		$215,066,428	$212,402,167	$2,664,261

Add: credit extended	$1,030,783,195

Less: payments on account	$1,024,016,297

End of month balance	$212,402,167

		0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

		$212,084,634	$109,687	$207,846	$0	$212,402,167

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 177 domestic bank accounts, the Debtor operates 107 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account or closed account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Portland, OR	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	New York, NY	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Newburgh, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF INDIANA	Fort Wayne, IN	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
RIGGS NATIONAL	Washington, DC	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US Bank	Fargo, ND	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
US BANK (MINNESOTA)	Seattle, WA	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Portland, OR	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK S. DAKOTA	Rapid City, SD	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
ABN AMRO	Switzerland	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
ABN AMRO	ENGLAND	n/a
KREDIETBANK	Belgium	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
MONTE DE PASCHI	Italy	n/a
ABN AMRO BANK	Netherlands	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
BANK OF EAST ASIA	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
BANK OF AMERICA	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
WESTPAC BANKING CORPORATION	New Zealand	n/a
WESTPAC BANKING CORPORATION	New Zealand	n/a
BANK OF AMERICA	Singapore	n/a
BANK OF AMERICA	Thailand	n/a
CITIBANK	Taiwan	n/a
CITIBANK	Taiwan	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a
BANK OF AMERICA HONG KONG	Hong Kong	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	HUNGARY	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
MERITA BANK	FINLAND	n/a
BANCO POPULAR ESPANOL-ESP	SPAIN	n/a
SKANDINAVISKA	SWEDEN	n/a
SWISS BANK CORP	SWITZERLAND	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
DANSKE BANK	DENMARK	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
BANK OF MONTREAL	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.